Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

Exhibit 10.9

DEALER NAME

1 STOP MOTORSPORTS

1ST CHOICE AUTO SALES INC

1ST CLASS AUTO SALES

1ST CLASS AUTOS

1ST FINANCIAL SERVICES

247 AUTO SALES

2ND ST AUTO AND RV SALES

31 W AUTO BROKERS INC

4 WHEELS OF FOX LAKES SALES

4042 MOTORS LLC

414 AUTO CENTER

44 AUTO MART

5 POINTS AUTO MASTERS

5 STARR AUTO

502 MOTORING

60 WEST AUTO SALES LLC

747 AUTO SALES & LEASING LLC

7TH STREET AUTO SALES

A & D MOTORS, INC.

A & M CLASSIC AUTO RESTORATION

A & S GRAND AVE

A.R.J.’S AUTO SALES, INC

A1 AUTO SALES

A7AUTO.COM LLC

AAA AUTO SALES OF GRAND RAPIDS

AACC AUTO CAR SALES, INC

ABBY’S AUTOS, INC.

ABERNATHY’S AUTO SALES

ACCURATE MOTORCARS, INC

ACE MOTOR CARS LLC

ACES AUTO MART

ACTION DIRECT USA

ACTION GM

ACTIVE DUTY AUTO, INC.

ACURA OF ORANGE PARK

ADAMSON FORD LLC

ADRIAN DODGE CHRYSLER JEEP

ADVANCE AUTO WHOLESALE, INC.

ADVANCED AUTO BROKERS, INC.

ADVANTAGE USED CARS

AFFINITY AUTOMOTIVE REPAIRS &

AFFORDABLE AUTO AUCTION LLC

AFFORDABLE MOTORS

AFFORDABLE RENTAL SALES

AFFORDABLE USED CARS & TRUCKS

DEALER NAME

AJ’S AUTO

AL PACKER FORD

ALBANY MITSUBISHI

ALEX KARRAS LINCOLN

ALFA MOTORS

ALL AMERICAN AUTO MART

ALL CREDIT CAR SALES LLC

ALL STAR MOTORS INC

ALL WHEEL AUTO

ALLAN VIGIL FORD

ALLEN TURNER AUTOMOTIVE

AL’S AUTO MART

ALTERNATIVES

AMERICAN AUTO SALES WHOLESALE

AMERIFIRST AUTO CENTER, INC.

AMS CARS

ANDERSON SUBURU

ANDY MOHR BUICK PONTIAC GMC

ANDY MOHR CHEVROLET, INC.

ANDY MOHR TOYOTA

ANSWER ONE MOTORS

ANTHONY PONTIAC GMC BUICK INC

ANTIQUE MOTORS

ANTWERPEN NISSAN, INC.

ANY CREDIT AUTO SALES LLC

ANYTHING ON WHEELS INC

AP AUTO GROUP LLC

APPROVAL AUTO CREDIT INC.

ARA AUTO AIR & ELECTRIC

ARB WHOLESALE CARS INC

ARBOGAST BUICK PONTIAC GMC

ARC AUTO LLC

ARCH ABRAHAM NISSAN LTD

ARES FINANCIAL SERVICES LLC

ARMSTRONG FORD INC

ARRIVE LUXURY MOTORS LLC

ART MOEHN CHEVROLET, CO.

ART PINNOWS AUTO

ASANKA CARS.COM

ASHEBORO NISSAN, INC

ASSOCIATED AUTOMOTIVE GROUP

ATCHINSON FORD SALES

ATL AUTOS .COM

ATLANTA AUTO BROKERS

ATLANTA LUXURY MOTORS INC

ATLANTA ON WHEELS LLC

ATLANTA SPORTS & IMPORTS

Exhibit 10.9

DEALER NAME

ATLANTIC BEACH AUTO SALES

ATLANTIC COAST AUTOS

ATLANTIC MOTOR SPORTS

ATLANTIS RENT A CAR AND

AUCTION DIRECT USA

AURORA CHRYSLER PLYMOUTH

AUTO AMERICA

AUTO B GOOD

AUTO BRITE AUTO SALES

AUTO CENTERS ST CHARLES LLC

AUTO CITY

AUTO CLUB OF MIAMI

AUTO DEALS BROKER

AUTO DEALZ BIZ LLC

AUTO DIRECT COLUMBUS OH

AUTO DIRECT PRE-OWNED

AUTO HOUSE OF SALISBURY INC

AUTO LIBERTY OF ARLINGTON

AUTO LINE, INC.

AUTO MAC 2

AUTO MART, INC.

AUTO MAX USA LLC

AUTO NET AUTO SALES LLC

AUTO NETWORK OF THE TRIAD LLC

AUTO NETWORK, INC.

AUTO PARK CORPORATION

AUTO PASS SALES & SERVICE CORP

AUTO PLAZA USA

AUTO PLUS OF SMITHVILLE LLC

AUTO POINT USED CAR SALES

AUTO PROFESSION CAR SALES 2

AUTO PROFESSIONAL CAR SALES

AUTO RITE, INC

AUTO SEARCH ONE INC

AUTO SELECT

AUTO SOLUTIONS

AUTO SOLUTIONS MOTOR CO

AUTO SPORT, INC.

AUTO STOP INC

AUTO SUPER CENTER

AUTO TECH OF VENICE INC

AUTO TRADEMARK

AUTO TREND WHOLESALE

AUTO VILLA

AUTO VILLA WEST

AUTO VILLAGE

AUTO WISE AUTO SALES

DEALER NAME

AUTO WISE BUYING SERVICE INC

AUTO WISE OF SHELBYVILLE

AUTO WORLD

AUTO WORLD

AUTODRIVE, LLC

AUTOLAND AUTO SALES

AUTOLAND USA AT SMYRNA

AUTOMART #1 LLC

AUTOMAX

AUTOMAX ATLANTA

AUTOMAX OF ANDERSON

AUTOMAX OF GREENVILLE

AUTOMAX OF GREER

AUTOMAX OF SPARTANBURG

AUTOMOTIVE CONNECTION

AUTOMOTIVE GROUP OF O FALLON

AUTONET GROUP LLC

AUTONOMICS

AUTOPLEX IMPORT

AUTORAMA PREOWNED CARS

AUTOS DIRECT INC

AUTOS ONLINE

AUTOSHOW SALES AND SERVICE

AUTOVILLE, USA

AUTOWAY CHEVROLET

AUTOWAY FORD OF BRADENTON

AUTOWAY FORD OF ST PETE

AUTOWAY NISSAN

AUTOWAY TOYOTA

AUTOWISE LLC

AUTOWORLD USA

B & B AUTO PERFORMANCE LLC

B & W MOTORS

BACHMAN AUTO GROUP, INC.

BACONS BRIDGE AUTO LLC

BAKER BUICK GMC CADILLAC

BALLAS BUICK GMC

BAMA MOTORCARS INC

BANK AUTO SALES

BARBIES AUTOS CORPORATION

BARGAIN AUTO SALES INC

BARGAIN SPOT CENTER

BARNES MOTOR CO. LLC

BARRETT & SONS USED CARS

BARTOW FORD COMPANY

BASELINE AUTO SALES, INC.

BATES FORD INC

Exhibit 10.9

DEALER NAME

BAY PINES AUTO SALES

BEACHUM AND LEE FORD INC

BECK NISSAN INC.

BEDFORD AUTO WHOLESALE

BEEJAY AUTO SALES INC

BELL AUTO SALES

BELL’S AUTO SALES

BELTON AUTO CREDIT

BEN DAVIS CHEVROLET OLDSMOBILE

BEN MYNATT CHEVY

BEN MYNATT NISSAN

BENTLEY AUTOMOTIVE INC

BEREA AUTO MALL

BERGER CHEVROLET

BERT SMITH INTERNATIONAL

BEST BUY AUTO SALES INC

BEST BUY MOTORS

BEST BUY WHEELS

BEST CHEVROLET

BEST DEAL AUTO SALES

BEST DEAL AUTO SALES INC

BEST DEALS ON WHEELS AUTO

BEST FOR LESS AUTO INC

BEST IN TOWN

BEST KIA

BICKEL BROTHERS AUTO SALES INC

BIG BLUE AUTOS, LLC

BIG O DODGE OF GREENVILLE, INC

BILL BLACK CHEVROLET,

BILL BRANCH CHEVROLET

BILL BRYAN CHRYSLER DODGE JEEP

BILL ESTES CHEVROLET

BILL MCKENZIES USED CARS

BILLS & SON AUTO SALES INC

BILLS AUTO SALES & LEASING,LTD

BILTMORE MOTOR CORP.

BIRMINGHAM WHOLESALE AUTO LLC

BLACKWELL MOTORS INC

BLAKE HOLLENBECK AUTO SALES IN

BLEECKER CHEVROLET PONTIAC

BLOOMINGTON AUTO CENTER

BLOSSOM CHEVROLET, INC.

BLOUNT HONDA

BLUE PRINT AUTOMOTIVE GROUP II

BOB BELL CHEV NISSAN, INC.

BOB BOAST DODGE

BOB CALDWELL DODGE COUNTRY INC

DEALER NAME

BOB DANIELS BUICK

BOB HOOK OF SHELBYVILLE, LLC

BOB KING’S MAZDA

BOB MAXEY LINCOLN-MERCURY

BOB PULTE CHEVROLET GEO, INC.

BOB STEELE CHEVROLET INC.

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BORI MEX AUTO SALES LLC

BOYD’S AUTO SALES

BRADENTON AUTO DIRECT

BRADLEY CHEVROLET, INC.

BRAD’S USED CARS

BRAMLETT PONTIAC INC

BRANDT AUTO BROKERS

BRANNON HONDA

BRAZUSA AUTO SALES INC

BREMEN MOTORS

BRONDES FORD MAUMEE LTD

BROOKBANK AUTO EXCHANGE LLC

BROTHERS CHEVROLET OLDSMOBILE

BROWN’S AUTO SALES

BSK MOTOR CARS

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE FORD MERCURY, INC.

BUCKEYE MOTORS

BUCKEYE NISSAN, INC.

BURNS CHEVROLET, INC

BURNT STORE AUTO AND TRAILER

BUSH AUTO PLACE

BUTLER MOTOR CO. INC

BUTLER NISSAN

BUY RIGHT AUTOMOTIVE, LLC

BUZZ KARZ LLC

BYERLY FORD-NISSAN, INC

BYERS DELAWARE

BYERS IMPORTS

C & C MOTORS

C & J AUTO WORLD LLC

C.W. MOTORS INC

CADILLAC OF NOVI INC

CALIFORNIA IMPORTS

CALVARY CARS & SERVICE, INC

CAMPBELL MOTORS, INC.

CAMPBELL’S AUTO SALES

CAPITAL AUTO SALES CORP

Exhibit 10.9

DEALER NAME

CAPITAL AUTOMOTIVE SALES

CAPITAL CITY IMPORTS

CAPITAL FORD INC

CAPITAL MOTORS

CAPITOL AUTO

CAR BAZAAR INC OF FRANKLIN

CAR CITY INC

CAR COLLECTION OF TAMPA INC.

CAR COLLECTION, INC.

CAR CONNECTION

CAR CORRAL

CAR DEALS

CAR MART FL.COM

CAR PORT AUTO SALES, INC.

CAR SOURCE, LLC.

CAR STAR

CAR ZONE

CARDINAL MOTORS INC

CAREY PAUL HONDA

CARL GREGORY CHRYSLER-DODGE-

CARMASTERS OF ARLINGTON

CARMIKES, INC.

CAROLINA AUTO EXCHANGE

CAROLINA CARS OF MT PLEASANT

CAROLINA MOTORCARS

CAROLINA VOLKSWAGEN

CARRIAGE AUTO SALES

CARRIAGE KIA

CARRIAGE MITSUBISHI

CARROLLTON MOTORS

CARS & CREDIT OF FLORIDA

CARS 4 LESS AUTO INC

CARS 4 U

CARS AND CARS, INC.

CARS CARS CARS INC

CARS OF SARASOTA LLC

CARS THAT GO LLC

CARS TO GO AUTO SALES AND

CARS4SALE INC

CARSMART

CARSMART, INC.

CARVER TOYOTA OF COLUMBUS

CARZ, INC.

CASH AUTO SALES LLC

CASTLE AUTO OUTLET, LLC

CASTLE USED CARS

CAVALIER AUTO SALES INC

DEALER NAME

CAVALIER FORD-PORTSMOUTH

CBF MOTORS LLC

CBS QUALITY CARS, INC.

CECIL CLARK CHEVROLET,INC.

CELEBRITY AUTOMOTIVE LLC

CERTIFIED AUTO DEALERS

CHAMPION CHEVROLET INC

CHAMPION OF DECATUR, INC.

CHAMPION PREFERRED AUTOMOTIVE

CHARLES BARKER PREOWNED OUTLET

CHARLOTTE MOTOR CARS LLC

CHARS CARS LLC

CHASE AUTO GROUP

CHATHAM PARKWAY TOYOTA

CHILDRE AUTOMOBILES LLC

CHOICE AUTO SALES

CHOICE AUTOMOTIVE GROUP

CHRIS CARROLL AUTOMOTIVE

CHRIS SPEARS PRESTIGE AUTO

CHRONIC INC.

CINCY IMPORTS

CIRCLE CITY ENTERPRISES, INC.

CITY AUTO SALES

CITY MITSUBISHI

CITY STYLE IMPORTS INC

CITY TO CITY AUTO SALES, LLC

CITY USED CARS, INC

CITY VIEW AUTO SALES

CJ’S AUTO STORE

CLASSIC ASIAN IMPORTS, LLC

CLASSIC AUTO DEALER

CLASSIC CADILLAC ATLANTA CORP

CLASSIC FORD

CLASSIC SUZUKI OF BIRMINGHAM

CLASSIC TOYOTA

CLINTON FAMILY FORD

CLOVERHILL MOTORS

COASTAL AUTOMOTIVE INC

COASTAL CHEVROLET, INC.

COCONUT CREEK HYUNDAI

COGGIN HONDA

COLBERT’S AUTO OUTLET

COLLEGE CHEVROLET BUICK

COLONIAL AUTO SALES

COLUMBUS AUTO RESALE, INC

CONEXION AUTO SALES

CONLEY BUICK, INC.

Exhibit 10.9

DEALER NAME

CONWAY HEATON INC

CORAL SPRINGS OLDSMOBILE, INC

CORAL WAY AUTO SALES INC

CORAL WAY AUTO SALES OF MIAMI

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE OF

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN CHEVROLET- NEWARK

COUGHLIN FORD- JOHNSTOWN

COUGHLIN FORD OF CIRCLEVILLE

COUGHLIN HYUNDAI

COUNTRY HILL MOTORS INC

COUNTRY HILL MOTORS, INC.

COUNTRYSIDE FORD OF CLEARWATER

COUNTY MOTOR CO., INC.

COURTESY CHRYSLER DODGE JEEP

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD LINCOLN

COURTESY NISSAN

COYLE CHEVROLET

CR MOTOR SALES, INC.

CR MOTORS OF ADRIAN INC

CRAIG & BISHOP, INC.

CRAIG & LANDRETH INC

CRAMER HONDA OF VENICE

CRAMER TOYOTA OF VENICE

CREDIT CARS SALES

CRENCOR LEASING & SALES

CRESCENT FORD, INC

CREST CADILLAC OF BIRMINGHAM

CRESTMONT CADILLAC

CRM MOTORS, INC.

CRONIC CHEVROLET, OLDSMOBILE-

CROSSROADS FORD INC

CROSSWALK AUTO

CROWN AUTO DEALERSHIPS INC.

CROWN HONDA

CROWN KIA

CROWN MOTORS INC

CROWN NISSAN

CROWN NISSAN GREENVILLE

CSA IMPORTS LLC DBA COGGIN

CURRIE MOTORS DRIVERS EDGE

CURRY HONDA

D & R AUTOMOTIVE

D & R TRUCK AND AUTO

DAN CUMMINS CHV BUICK PONTIAC

DEALER NAME

DAN TOBIN PONTIAC BUICK GMC

DAN TUCKER AUTO SALES

DAN’S AUTO SALES, INC

DARCARS WESTSIDE PRE-OWNED

DAVE EDWARDS HYUNDAI, INC.

DAVE GILL PONTIAC GMC

DAVE SINCLAIR LINCOLN

DAVES JACKSON NISSAN

DAVID SMITH AUTOLAND, INC.

DAYS AUTO SALES INC

DAYTON ANDREWS DODGE

DAYTON ANDREWS INC.

DEACON JONES AUTO PARK

DEALER SERVICES FINANCIAL CTR

DEALERS CHOICE MOTOR COMPANY

DEALS FOR WHEELS

DEALS ON WHEELS

DEALS ON WHEELS AUTO MART

DEALZ AUTO TRADE

DEALZ ON WHEELZ LLC

DEECO’S AUTO SALES INC

DEFOUW CHEVROLET, INC.

DELUCA TOYOTA INC

DENNIS AUTO POINT

DEREK MOTORCAR CO INC

DESTINYS AUTO SALES

DETROIT II AUTOMOBILES, INC

DEWITT MOTORS

DIAMOND AUTO CENTER

DIAMOND II AUTO SALES, INC.

DIANE SAUER CHEVROLET, INC.

DICK DEAN ECONOMY CARS INC

DICK MASHETER FORD, INC.

DICK SCOTT MOTOR MALL INC

DICK SCOTT NISSAN, INC.

DIMMITT CHEVROLET

DIRECT AUTO EXCHANGE, LLC

DIRECT AUTO SALES LLC

DISCOUNT AUTO BROKERS

DISCOUNT AUTO BROKERS

DISCOUNT AUTO SALES

DIXIE IMPORT INC

DM MOTORS, INC.

DNH AUTO

DOJ AUTO DEALERSHIP

DOMESTIC ACQUISITIONS

DON AYERS PONTIAC INC

Exhibit 10.9

DEALER NAME

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON JACKSON IMPORTS CARS INC

DON MARSHALL CHYSLER CENTER

DON REID FORD INC.

DORSETT MITSUBISHI AND HYUNDAI

DOTSON BROS CHRYS DODGE PLYM

DRIVE NOW AUTO SALES

DRIVE SOURCE

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVEWAYCARS.COM

DRY RIDGE TOYOTA

DUBLIN CADILLAC NISSAN GMC

DUGAN CHEVROLET PONTIAC

DUKE IMPORTS, INC.

DUNN CHEVROLET OLDS INC.

DURAN MOTOR SPORTS INC

DUVAL ACURA

DWAYNE PIERCE

E & R AUTO SALES INC

EAGLE ONE AUTO SALES

EARL TINDOL FORD, INC.

EAST ANDERSON AUTO SALES

EAST CHARLOTTE NISSAN

EAST COAST AUTO SALES LLC

EAST LAKE TRUCK & CAR SALES

EASTERN SHORE AUTO BROKERS INC

EAZY RIDE AUTO SALES LLC

ECONOMIC AUTO SALES INC

ECONOMY RENT A CAR & SALES INC

ED MORSE AUTO PLAZA

ED MORSE MAZDA LAKELAND

ED SCHMID FORD INC

ED SCHMIDT AUTOMOTIVE GROUP

ED TILLMAN AUTO SALES

ED VOYLES HONDA

ED VOYLES HYUNDAI

ED VOYLES KIA OF CHAMBLEE

EDDIE ANDRESON MOTORS

EDDIE AUTO BROKERS

EDDIE CRAIGS EXPRESS

EDDIE MERCER AUTOMOTIVE

EDGE MOTORS

EDWARDS CHEVROLET CO

EJ’S QUALITY AUTO SALES, INC.

ELITE AUTO ADVANTAGE INC

DEALER NAME

ELITE AUTO SALES OF ORLANDO

ELITE AUTO WHOLESALE

ELITE CAR OUTLET INC

ELITE CAR SALES OF CLEARWATER

ELITE IMPORTS

ENGLEWOOD FORD

ENGLISH CARRIAGE

ENON AUTO SALES

ENTERPRISE

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING CO OF

ENTERPRISE LEASING CO. OF ORL.

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERNEST MOTORS, INC.

ERNIE PATTI AUTO LEASING &

ERWIN CHRYSLER PLYMOUTH DODGE

EXCLUSIVE MOTORCARS LLC

EXOTIC MOTORCARS

EXPERT AUTO GROUP INC

EXPRESSWAY MITSUBISHI

EXTREME DODGE DODGE TRUCK

EXTREME IMPORTS

EZ AUTO & TRUCK PLAZA II INC

FAIRLANE FORD SALES, INC.

FAIRWAY LINCOLN MERCURY INC

FAMILY KIA

FAMILY MOTORS

FANTASTIC 4 AUTO SALES

FANTASY AUTOMOTIVES

FAST TRACK AUTO SALES INC

FERGUSON AND SONS USED CARS

FERMAN CHRYSLER PLYMOUTH

FERMAN NISSAN

FERRIS CHEVROLET INC

FIAT OF WINTER HAVEN

FIERGE BROS AUTO SALES

FIRKINS C.P.J.S.

FIRST CHOICE AUTOMOTIVE INC

FIRST CHOICE MOTORS

FIRST STOP AUTO SALES

FITZGERALD MOTORS, INC.

FIVE STAR CHEVROLET CADILLAC

Exhibit 10.9

DEALER NAME

FLEET SERVICES REMARKETING

FLETCHER CHRYSLER PRODUCTS INC

FLORENCE AUTO MART INC

FLORIDA AUTO EXCHANGE

FLORIDA CARS OF TAMPA BAY INC

FLORIDA’S FINEST USED CARS LLC

FLOW HONDA

FOLGER AUTOMOTIVE, LLC

FORD MIDWAY MALL, INC.

FORD OF PORT RICHEY

FORT WALTON BEACH

FORT WAYNE CREDIT CONNECTION I

FORT WAYNE TOYOTA/LEXUS OF

FOUNTAIN AUTO MALL

FOX AUTO SALES

FOXWORTHY AUTO SUPERSTORE

FRANK LETA AUTOMOTIVE OUTLET

FRANK MYERS AUTO SALES, INC

FRANKLIN FAMILY CHEVY BUICK GM

FREEDOM DODGE CHRYSLER JEEP

FRIDAY’S AUTO SALES, INC.

FRIENDLY FINANCE AUTO SALES

FRITZ ASSOCIATES

FUCCILLO KIA OF CAPE CORAL

FULL THROTTLE CUSTOM AUTOS INC

FUTURE AUTOMOTIVE LLC

G & W MOTORS INC

GADONE AUTO MALL LLC

GAINESVILLE MITSUBISHI

GANLEY AKRON, INC

GANLEY BEDFORD IMPORTS INC

GANLEY CHEVROLET, INC

GANLEY CHRYSLER JEEP DODGE INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GARY SMITH FORD

GASTONIA NISSAN, INC

GATES CHEV PONT GMC BUICK

GATEWAY PRE-OWNED

GATOR CHRYSLER-PLYMOUTH, INC.

GENE GORMAN & ASSOC. INC. DBA

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGE MOORE CHEVROLET

GEORGIA AUTO BROKERS

GEORGIA CAR CENTER

GEORGIA FINE CARS LLC

DEALER NAME

GEORGIA ON WHEELS

GERMAIN FORD

GERMAIN TOYOTA

GERMAIN TOYOTA

GETTEL TOYOTA

GILBERT CHEVROLET COMPANY INC

GLENBROOK DODGE, INC.

GLOVER AUTO SALES

GOLDEN OLDIES

GOOD MOTOR COMPANY LLC

GOWEN WHOLESALE AUTO

GRAINGER NISSAN

GRANDVIEW MOTORS LLC

GRANT CAR CONCEPTS

GRANT MOTORS CORP.

GREAT BRIDGE AUTO SALES

GREAT LAKES CHEVROLET BUICK

GREAT LAKES HYUNDAI, INC.

GREAT NECK AUTO SALES

GREEN FLAG AUTO SALES

GREEN FORD, INC

GREENE FORD COMPANY

GREEN’S TOYOTA

GREENWAY FORD, INC

GREENWISE MOTORS

GRIFFIN FORD SALES, INC.

GRIFFIN MOTOR CO, INC

GROTE AUTOMOTIVE INC

GROVER & SONS MOTOR SALES LLC

GTR MOTORS

GUARANTEE AUTOMAXX CORPORATION

GULF ATLANTIC WHOLESALE INC

GULF COAST AUTO BROKERS, INC.

GURNEE AUTO

GWINNETT MOTOR COMPANY

GWINNETT PLACE FORD

GWINNETT PLACE NISSAN

H & H AUTO SALES

HAASZ AUTO MALL, LLC

HAIMS MOTORS INC

HAIMS MOTORS INC

HALEY TOYOTA CERTIFIED

HALLMARK HYUNDAI

HALLMARK HYUNDAI

HALO AUTOSPORTS

HANSELMAN AUTO SALES INC.

HAPPY AUTO MART

Exhibit 10.9

DEALER NAME

HAPPY CARS INC

HARBOR CITY AUTO SALES, INC.

HARDIE’S USED CARS, LLC

HARDY CHEVROLET

HARPER AUTO SALE, LLC

HARRIS MOTORS

HATCHER’S AUTO SALES

HAWK FORD OF OAK LAWN

HAWKINSON NISSAN LLC

HAWLEY MOTOR SALES, INC

HEADQUARTER HONDA

HEATH’S EXOTIC CARS AND

HENDRICK CHEVROLET LLC

HENDRICK CHRYSLER DODGE JEEP

HENDRICK HONDA

HENDRICK HONDA

HENDRICKSCARS.COM

HENNESSY MAZDA PONTIAC

HERITAGE NISSAN

HERRNSTEIN CHRYSLER INC

HIESTER PREOWNED CLEARANCE CTR

HIGHLINE AUTOSPORTS

HIGHLINE IMPORTS, INC.

HILL NISSAN INC

HILLMAN MOTORS, INC.

HILTON HEAD MITSUBISHI

HOGSTEN AUTO WHOLESALE

HOLLYWOOD CHRYSLER PLYMOUTH

HOLLYWOOD IMPORTS

HOLLYWOOD MOTOR CO #3

HOMETOWN AUTO MART, INC

HONDA CARS OF BRADENTON

HONDA CARS OF ROCK HILL

HONDA MALL OF GEORGIA

HONDA MARYSVILLE

HONDA OF FRONTENAC

HONDA OF GAINESVILLE

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF THE AVENUES

HONEST ENGINES

HONEYCUTT’S AUTO SALES, INC.

HOOSIER TOM, INC.

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER MITSUBISHI CHARLESTON

HOPKINS PONTIAC-OLDS-GMC TRUCK

DEALER NAME

HORACE G ILDERTON

HOWELL CYCLE

HUBLER AUTO PLAZA

HUBLER CHEVROLET CENTER INC.

HUBLER CHEVROLET INC

HUBLER NISSAN, INC.

HUGH WHITE HONDA

HUNTER AUTO

HWY 150 BUYERS WAY, INC.

HYUNDAI OF BRADENTON

HYUNDIA OF GREER

I 95 TOYOTA & SCION

IAD AUTO INC

IDEAL MOTORS INC

IDEAL USED CARS INC

IJN AUTOMOTIVE GROUP

IMAGE CARS INC.

IMAGINE CARS

IMPERIAL MOTORS

IMPERIAL SALES & LEASING INC

IMPORT’S LTD

INDOOR AUTO SALES, INC.

INDY MOTORSPORTS

INDY’S UNLIMITED MOTORS

INFINITI OF BEDFORD

INTEGRITY AUTO CENTER INC

INTEGRITY AUTO SALES, INC.

INTEGRITY AUTOMOTIVE

INTEGRITY AUTOMOTIVE GROUP

INTERNATIONAL MOTOR CARS SVC

ISAACS PRE-OWNED AUTOS LLC

J & J S ORANGE BLOSSOM TRL

J & M AFFORDABLE AUTO, INC.

J & M MOTORS LLC

J. FRANLKIN AUTO SALES INC

JACK DEMMER FORD, INC.

JACK MAXTON CHEVROLET INC

JACK MAXTON CHEVROLET, INC

JACK MAXTON USED CARS

JACKIE MURPHY’S USED CARS

JACK’S USED CARS

JACK-SON AUTO SALES INC

JACKSONVILLE AUTO LINK INC

JACOBY MOTORS INC

JADES AUTO SALE INC

JAKE ALEXANDER AUTO SALES

JAKE SWEENEY CHEVROLET, INC

Exhibit 10.9

DEALER NAME

JAKE SWEENEY SMARTMART INC

JAKMAX

JARRARD PRE-OWNED VEHICLES

JARRETT GORDON FORD INC

JAX AUTO WHOLESALE, INC.

JAY HONDA

JAY’S USED CARS, LLC.

JAZ AUTOMOTIVE G LLC

JAZCARS, INC.

JB’S AUTO SALES OF PASCO, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JCN INC AUTO SALES

JD CENTURY AUTO SALES INC

JDF AUTO

JEEPIES LLC

JEFF SCHMITT AUTO GROUP

JEFF WYLEF CHEVROLET OF

JEFF WYLER CHEVROLET, INC

JEFF WYLER SPRINGFIELD, INC

JEFFREYS AUTO EXCHANGE

JENKINS HYUNDAI OF LEESBURG

JENKINS MAZDA

JENKINS NISSAN, INC.

JENNINGS AUTO CENTER

JENTECH AUTOMOTIVE LLC

JERRY HAGGERTY CHEVROLET INC

JERRY WILSON’S MOTOR CARS

JERRYS CHEVROLET

JIM BURKE NISSAN

JIM COGDILL DODGE CO

JIM ELLIS MAZDA

JIM KIRBY AUTOMOTIVE

JIM KOESTNER INC

JIM ORR AUTO SALES

JIM SKINNER FORD INC

JIM WOODS AUTOMOTIVE, INC.

JIMMIE VICKERS INC.

JIMMY BROCKMAN USED CARS

JNM AUTO SALES LLC

JOE KIDD AUTOMOTIVE INC

JOELTON MOTORS INC

JOHN BLEAKLEY FORD

JOHN HIESTER CHEVROLET

JOHN HINDERER HONDA

JOHN JENKINS, INC.

JOHN JONES CHEVY PONTIAC OLDS

DEALER NAME

JOHN JONES CHRYSLER DODGE JEEP

JOHN KOOL LINCOLN MERCURY INC

JOHNSON AUTOPLEX

JOHNSON’S AUTO INC

JOMAX AUTO SALES

JORDAN AUTO SALES

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JT AUTO INC.

JULIANS AUTO SHOWCASE, INC.

JUST DRIVE OF VIRGINIA

JUST-IN-TIME AUTO SALES INC

K & D AUTO SALES

K & M SUZUKI

KACHAR’S USED CARS, INC.

KAISER PONTIAC BUICK GMC

KALER LEASING SERVICES INC

KAR AUTO SALES LLC

KARL FLAMMER FORD

KCK AUTO SALES

KEFFER HYUNDAI

KEFFER PRE-OWNED SOUTH

KEITH HAWTHORNE FORD OF

KEITH HAWTHORNE HYUNDAI

KEITH HAWTHORNE HYUNDAI, LLC

KEITH PIERSON TOYOTA

KELLEY BUICK GMC INC

KELLY & KELLY INVESTMENT CO IN

KENDALL TOYOTA

KENNYS AUTO SALES, INC

KEN’S AUTOS

KENS KARS

KEVINS CAR SALES

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA COUNTRY

KIA OF BEFORD

KING AUTOMOTIVE, LLC

KING MOTORS

KINGDOM MOTOR CARS

KING’S COLONIAL FORD

KINGS FORD, INC

KINGS HONDA

KING’S NISSAN

KISSELBACK FORD

KLASSIC CARS LLC

KLM MOTORS

Exhibit 10.9

DEALER NAME

KNAPP MOTORS

KNE MOTORS, INC.

KNOX BUDGET CAR SALES & RENTAL

KOE-MAK CORP

KOETTING FORD INC

KOOL KARS INC

KUHN HONDA VOLKSWAGON

KUHN MORGAN TOYOTA SCION

L & M MOTORS, LLC

LA AUTO STAR, INC.

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAKE NISSAN SALES, INC.

LAKE NORMAN MOTORS LLC

LAKE PLACID MOTOR CAR, INC

LAKELAND CHRYSLER DODGE

LAKESIDE AUTO SALES, INC.

LAKEVIEW FORD LINCOLN MERCURY

LAKEWOOD AUTOSALES INC

LALLY ORANGE BUICK PONTIAC GMC

LANCASTER AUTOMOTIVE

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANDMARK CDJ OF MONROE, LLC

LANE 1 MOTORS

LANG CHEVROLET COMPANY

LANGDALE HONDA KIA OF

LATIN MOTORS INTERNATIONAL LLC

LEBANON FORD LINCOLN

LEE A. FOLGERS, INC.

LEE’S AUTO SALES, INC

LEGACY FORD MERCURY

LEGACY TOYOTA

LEGRANGE TOYOTA INC

LGE CORP

LIBERTY AUTO CITY INC

LIBERTY AUTO OUTLET INC

LIBERTY FORD LINCOLN MERC INC

LIBERTY FORD SOUTHWEST, INC

LIBERTY PONTIAC GMC TRUCK, INC

LIGHTHOUSE AUTO SALES

LIGHTNING MOTORS LLC

LIMA AUTO MALL, INC.

LIPTON TOYOTA

LITTLE RIVER TRADING CO OF

LMN AUTO INC

LOGANVILLE FORD

DEALER NAME

LONDOFF JOHNNY CHEVROLET INC

LONDON MOTOR SPORTS

LONGSTREET AUTO

LOR MOTORCARS

LOU BACHRODT CHEVROLET

LOU SOBH PONTIAC/BUICK/GMC

LOVE HONDA

LOWEST PRICE TRANSPORTATION

LUCKY MOTORS INC

LUXURY AUTO DEPOT

LUXURY CARS & FINANCIAL, INC.

LUXURY IMPORTS AUTO SALES

LUXURY MOTORS LLC

M & L MOTOR COMPANY, INC.

M & M AUTO GROUP INC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M MOTORS INC

M.D.V. INTERNATIONAL AUTO CORP

MACATAWA AUTO & FINANCE CO

MACHADO AUTO SELL LLC

MACKENNEY AUTO SALES

MAHER CHEVROLET INC

MAIN STREET MOTORCARS

MAINLAND AUTO SALES INC

MARANATHA AUTO

MARCH MOTORS INC.

MARCHANT CHEVROLET INC

MARIETTA AUTO MALL CENTER

MARK SWEENEY BUICK PONTIAC GMC

MAROONE CHEVROLET

MARSHALL MOTORS OF FLORENCE

MARTIN AUTO MART

MARTINS USED CARS INC

MASTER CAR INTERNATIONAL, INC

MASTER CARS

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MAXIE PRICE CHEVROLETS OLDS,

MAXIMUM DEALS, INC.

MAXKARS MOTORS

MAXWELL VOLKSWAGEN INC

MAYSVILLE AUTO SALES

MAZDA OF SOUTH CHARLOTTE

Exhibit 10.9

DEALER NAME

MAZDA WESTSIDE

MB AUTOBROKERS INC

MCCLUSKY AUTOMOTIVE LLC

MCDANIELS ACURA OF CHARLESTON

MCFARLAND CHEVROLET-BUICK, INC

MCGAFFS AUTO SALES

MCGHEE AUTO SALES INC.

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY DODGE LLC

MCPHAILS AUTO SALES

MCVAY MOTORS, INC.

MD AUTO SALES LLC

MEDINA AUTO BROKERS

MEDLIN MOTORS, INC.

MEEKS AUTO HAUS INC

MELROSE PARK AUTO MALL

MENTOR IMPORTS,INC.

MEROLLIS CHEVROLET SALES

METRO USED CARS

MIAMI CARS INTERNATIONAL INC

MICHAEL’S AUTO

MICHAEL’S IMPORTS

MID AMERICA AUTO EXCHANGE INC

MID ATLANTIC AUTO SALES NETWOR

MID RIVERS MOTORS

MID SOUTH INTERNET BROKERING &

MIDDLETOWN FORD, INC

MIDFIELD MOTOR COMPANY, INC.

MID-LAKE MOTORS, INC.

MIDSTATE MOTORS

MID-TOWN MOTORS LLC

MIDWAY AUTO GROUP

MIDWEST AUTO GROUP LLC

MIDWEST AUTO STORE LLC

MIDWEST MOTORS & TIRES

MIDWESTERN AUTO SALES, INC.

MIG CHRYSLER DODGE JEEP RAM

MIKE BASS FORD

MIKE CASTRUCCI FORD OF ALEX

MIKE ERDMAN TOYOTA

MIKE PRUITT HONDA, INC

MIKE SHAD NISSAN

MIKE THOMAS AUTO SALES

MIKE’S AUTO FINANCE

MILNER O’QUINN FORD SALES INC

MILTON B PRICE

MILTON MARTIN HONDA

DEALER NAME

MINIVAN SOURCE, INC.

MINT AUTO SALES

MIRACLE CHRYSLER DODGE JEEP

MIRACLE MOTOR MART EAST

MITCHELL COUNTY FORD LLC

MITCHELL MOTORS

MODERN CORP

MONROE DODGE/CHRYSLER INC.

MONTGOMERY AUTO MART INC

MONTGOMERY CHEVROLET

MONTGOMERY MOTORS

MOODY MOTORS

MOORE NISSAN

MOORING AUTOMOTIVE GROUP LLC

MORGAN COUNTY AUTO & FIANCE

MORONI AUTO SALES INC

MORRIS AUTO SALES INC

MOTOR CAR CONCEPTS II

MOTOR CARS HONDA

MOTOR KING INC

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORMAX OF GR

MR CAR LLC

MULLINAX FORD EAST, INC

MULLINAX FORD OF PALM BEACH

MURPHY AUTO SALES

MURRAY’S USED CARS

MV AUTO SALES

MY CAR LLC

MYLENBUSCH AUTO SOURCE LLC

NALLEY HONDA

NAPLETON’S HYUNDAI

NAPLETONS NISSAN/NAPLETONS

NAPLETON’S NORTH PALM AUTO PK

NAPLETON’S RIVER OAKS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NASH CHEVROLET COMPANY

NATIONAL CAR MART, INC

NEIL HUFFMAN VW

NELSON AUTO SALES

NELSON MAZDA RIVERGATE

NEWTON’S AUTO SALES, INC.

NEX 2 NU-AUTO SALES INC

NEXT GENERATION MOTORS, INC.

NEXT LEVEL AUTO BROKERS LLC

NEXT RIDE AUTO SALES INC

Exhibit 10.9

DEALER NAME

NICE CAR OF FORGOTTEN COAST

NICHOLAS DATA SERVICES, INC.

NICHOLS DODGE, INC.

NICKS AUTO MART

NIMNICHT PONTIAC

NISSAN OF GALLATIN

NORTH ATLANTA AUTO SUPERSTORE

NORTH ATLANTA MOTORS LLC

NORTH BROTHERS FORD, INC

NORTH POINT MOTORS, LLC

NORTHERN KENTUCKY AUTO SALES

NORTHGATE AUTO SALES

NORTHLAND AUTO SALES

NORTHWOOD AUTO SALES LLC

NOUR AUTO SALES INC

NOURSE CHILLICOTHE

NUMBER ONE IN RADIO ALARMS INC

OAKES AUTO INC

OASIS AUTO SALES INC

OCEAN AUTO BROKERS

OCEAN HONDA

O’DANIEL MOTOR SALES, INC.

OHIO AUTO SALES

OLATHE QUALITY AUTO SALES

OLE BEN FRANKLIN MOTORS

OLIVER C. JOSEPH, INC.

ON THE ROAD AGAIN, INC.

ONE SOURCE AUTOMOTIVE SOLUTION

ORANGE CITY MOTORS, INC.

ORANGE PARK MITSUBISHI

ORLANDO AUTOMOTIVE GROUP LLC

ORLANDO AUTOS

OSCAR MOTORS CORPORATION

OVERFLOW MOTORS LLC

OXMOOR FORD LINCOLN MERCURY

OXMOOR TOYOTA

PACE CAR

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM CHEVROLET

PALM CHEVROLET OF GAINESVILLE

PALM KIA

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PANSTAR AUTO BROKERAGE HOUSE

PAQUET AUTO SALES

PARAMOUNT AUTO

DEALER NAME

PARK AUTO MALL, INC

PARK FORD

PARKS AUTOMOTIVE, INC

PARKS CHEVROLET, INC

PARKWAY MITSUBISHI

PARKWAY MOTORS INC

PARKWOOD MOTORS, INC

PATRICK CADILLAC CO

PATRICK O’BRIEN JR, CHEV. INC.

PATRIOT CHEVROLET

PAUL MILLER FORD, INC.

PEACH MOTORS LLC

PEGGY’S AUTO SALES

PELHAM’S AUTO SALES

PENINSULAR AUTO INC

PENSACOLA AUTO BROKERS, INC

PENSACOLA AUTO DEPOT

PERFORMANCE GMC OF

PERFORMANCE HONDA

PETE MOORE CHEVROLET, INC

PETERS AUTO SALES, INC.

PHILLIPS BUICK PONTIAC GMC INC

PILES CHEV-OLDS-PONT-BUICK

PINEVILLE IMPORTS

PINNACLE AUTO SALES

PLAINFIELD AUTO SALES, INC.

PLAINFIELD FAMILY AUTO & REPAI

PLATINUM AUTO SALES & LEASING

PLATTNER’S

PLAZA MOTORS, INC.

PLAZA PONTIAC BUICK GMC INC

POGUE CHEVROLET INC

POMPANO HONDA

PORT MOTORS

POWER PONTIAC GMC OLDSMOBILE

PRECISION MOTOR CARS

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO EXCHANGE

PREMIER AUTO SALES LLC

PREMIER AUTOWORKS SALES &

PREMIER MOTORCAR GALLERY

PREMIER ONE MOTOR CARS INC

PREMIERE CHEVROLET, INC.

PREMIUM MOTORS LLC

PRESSLEY AUTO SALES LLC

PRESTIGE AUTO SALES II INC

Exhibit 10.9

DEALER NAME

PRESTIGE MOTORS OF VIERA

PRESTON AUTO OUTLET

PRIME MOTORS INC

PRIME MOTORS, INC.

PRO MOTION CO INC

PROCAR

PROFESSIONAL AUTO SALES

QUALITY BANK REPOS

QUALITY IMPORTS

QUALITY IMPORTS, INC

QUALITY PRE-OWNED VEHICLES

RADER CAR CO INC

RANDY MARION CHEVROLET PONTIAC

RANDY WISE CHEVROLET BUICK

RANKL & RIES MOTORCARS, INC

RAY CHEVROLET

RAY SKILLMAN EASTSIDE

RAY SKILLMAN FORD INC.

RAY SKILLMAN NORTHEAST BUICK G

RAY SKILLMAN NORTHEAST MAZDA

RAY SKILLMAN WESTSIDE

RAYMOND CHEVROLET KIA

RAYTOWN AUTOMALL

RE BARBER FORD INC

READY CARS INC

REAL MOTORS LLC

RED HOAGLAND HYUNDAI, INC.

REDMOND AUTOMOTIVE

REGAL PONTIAC, INC.

REIDSVILLE NISSAN INC

RELIABLE TRUCK SALES

RICART FORD USED

RICE AUTO SALES

RICK CASE ATLANTA

RICK CASE HYUNDAI

RICK CASE MOTORS, INC.

RICK DAVENPORT AUTO SALES, INC

RICK HENDRICK CHEVROLET

RICK HENDRICK CHEVROLET

RICK HENDRICK DODGE CHRYSLER J

RICK HENDRICK JEEP CHRYSLER

RIDE TIME AUTO SALES LLC

RIDE TIME, INC.

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RITA CASE CARS INC

DEALER NAME

RIVER CITY AUTO INC

RIVERCHASE KIA

RIVERGATE TOYOTA

RIVERS EDGE MOTORS, LLC

RIVERSIDE MOTORS, INC

ROCK BOTTOM AUTO SALES, INC.

ROCK SOLID AUTOMOTIVE INC

ROCKENBACH CHEVROLET SALES INC

ROD HATFIELD CHEVROLET, LLC

ROD HATFIELD CHRYSLER DGE JEEP

ROGER DEAN CHEVROLET

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSEN MAZDA

ROSEN NISSAN

ROSEVILLE CHRYSLER JEEP

ROSIN KIA OF ELGIN

ROSS’S AUTO SALES

ROUEN MOTORWORKS LTD

ROUSH HONDA

ROUTE 4 AUTO STORE

ROY O’BRIEN, INC

RP AUTOMOTIVE LLC

RPM AUTO SALES

RT 177 AUTO SALES INC

RUFUS BROWN’S ELITE MOTORS

RYAN’S AUTO SALES

S S AUTO INC

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SAM PIERCE CHEVROLET

SANSING CHEVROLET, INC

SARASOTA FORD

SATURN OF GREENSBORO

SATURN OF ST PETE

SAULS MOTOR COMPANY, INC.

SAV MOR AUTOS

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH MOTORS

SAVANNAH SPORTS AND IMPORTS

SAVANNAH TOYOTA & SCION

SCARRITT MOTORS INC

SCHAELL MOTORS

SCOGGINS CHEVROLET OLDS BUICK

SECOND CHANCE MOTORS

SELECT AUTO CENTER

Exhibit 10.9

DEALER NAME

SELECT AUTO SALES

SELECT MOTORS OF TAMPA INC.

SELECTIVE AUTO & ACCESSORIES

SELECTIVE AUTO SOURCE

SERPENTINI CHEVROLET OF

SERRA AUTOMOTIVE

SERRA VISSER NISSAN INC

SHAFER PREFERRED MOTORS INC

SHAMBURG AUTO SALES

SHAN AUTO SALES

SHARPE AUTO CONCEPTS

SHAWNEE MOTORS GROUP

SHEEHAN PONTIAC

SHEEHY FORD INC

SHERDAN ENTERPRISES LLC

SHERIDAN AUTO SALES

SHERMAN DODGE

SHERRY CHRYSLER DODGE TRK INC

SHERWOOD AUTO & CAMPER SALES

SHOALS UNIVERSITY KIA

SHOOK AUTO INC

SHUTT ENTERPRISES INC

SIGN & DRIVE AUTO SALES LLC

SIGNATURE FORD LINCOLN MERCURY

SIGNATURE MOTORS USA LLC

SIMMONS NISSAN

SIMPLE AUTO IMPORTS

SIMS BUICK GMC NISSAN

SINA AUTO SALES, INC.

SINCLAIR OF LEE’S SUMMIT INC

SKY AUTOMOTIVE GROUP CORP

SMITH FIELD AUTO CENTER LLC

SMITH MOTORS LLC

SMITH STOKES CHEV CAD BUICK

SMITHS AUTO SALES

SOLAR AUTO SALES INC

SOLID AUTOS LLC

SONS HONDA

SOUTH 71 AUTO SALES

SOUTH BEACH MOTOR CARS

SOUTH COUNTY AUTO PLAZA

SOUTH I-75 CHRYSLER DODGE JEEP

SOUTH OAK DODGE INC

SOUTHEAST JEEP EAGLE

SOUTHERN AUTO IMPORTS

SOUTHERN DODGE CHRY JP RAM @ N

SOUTHERN MOTOR COMPANY

DEALER NAME

SOUTHERN TRUST AUTO SALES

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHPORT MOTORS

SOUTHTOWNE ISUZU

SOUTHWEST AUTO SALES

SPACE & ROCKET AUTO SALES

SPEEDWAY AUTO MALL INC

SPIRIT FORD INC

SPITZER DODGE

SPITZER KIA

SPITZER MOTOR CITY

SPORT AND IMPORTS AUTO SALES

SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC

SRQ AUTO LLC

ST LOUIS AUTO BROKERS

ST LOUIS CARS & CREDIT INC

STAN’S CAR SALES

STAR MOTORS

STARK AUTO GROUP

STARK AUTO SALES

STARLING CHEVROLET

STARRS CARS AND TRUCKS, INC

STATE AUT GROUP LLC

STATE STREET AUTO SALES

STEARNS MOTORS OF NAPLES

STEVE AUSTINS AUTO GROUP INC

STEVE RAYMAN CHEVROLET, LLC

STEVE SORENSON CHEVROLET INC.

STEWART AUTO GROUP OF

STEWART MOTORS

STL AUTO BROKERS

STOGNER NISSAN

STOKES BROWN TOYOTA SCION

STOKES HODGES PRE-OWNED

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STOKES USED CAR CENTER

STONECREST TOYOTA

STOUT SALES

SUBARU CONCORD

SUBARU OF DAYTON

SUBARU OF MCDONOUGH, LLC

SUBARU OF PEMBROKE PINES

SUBARU SOUTH BLVD

SUBURBAN CHRYSLER JEEP DODGE

SUBURBAN CJ OF AA

Exhibit 10.9

DEALER NAME

SUBURBAN FORD OF STERLING

SUBURBAN OF W. MICHIGAN

SUFFIELD MOTORS

SUMMIT PRE-OWNED OF RALEIGH

SUMMIT WEST AUTO GROUP LLC

SUN HONDA

SUN TOYOTA

SUNCOAST CHRYSLER PLYMOUTH

SUNNYSIDE TOYOTA

SUNRISE AUTOMOTIVE

SUNSET MOTORS

SUPER AUTO SALES

SUPERIOR ACURA

SUPERIOR AUTO SALES

SUPERIOR CHEVROLET

SUPERIOR HONDA

SUPERIOR KIA

SUPERIOR MOTORS

SUPERIOR PONTIAC BUICK GMC,INC

SUPERSTORE BUYHERE PAYHERE LLC

SUTHERLIN NISSAN

SUTHERLIN NISSAN MALL OF GA.

SUTHERLIN NISSAN OF FT. MYERS

SUZUKI OF NASHVILLE

SWANNY’S AUTO SALES LLC

SYMBOLIC MOTORSPORTS

T & L AUTO SALES

TAG AUTO

TALLAHASSEE DODGE-CHRYSLER

TAMERON AUTOMOTIVE EASTERN

TAMERON AUTOMOTIVE GROUP

TAMIAMI FORD, INC.

TAMPA HONDALAND

TAPPER AUTO SALES

TARGET AUTOMOTIVE

TATE DODGE CHRYSLER JEEP INC

TAYLOR AUTO SALES

TAYLOR AUTO SALES INC.

TAYLOR FORD, INC.

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TAZ AUTO SALES

TDR AUTO PLAZA LLC

TEAM AUTOMOTIVE

TEAM CHEVROLET OLDSMOBILE

TEAM NISSAN OF MARIETTA

TED CIANOS USED CAR CENTER

DEALER NAME

TED RUSSELL KIA

TED’S AUTO SALES, INC.

TEMPEST MOTORS

TENA AUTOMOTIVE LLC

TENNESSEE AUTO SALES

TENNYSON CHEVROLET, INC.

TERRY LABONTE CHEVROLET

TERRY LEE HONDA

TERRY’S AUTO SALES, INC.

THE 3445 CAR STORE, INC.

THE AUTO GROUP LLC

THE AUTO PARK INC

THE AUTO STORE

THE AUTO STORE

THE AUTO STORE

THE CAR AND TRUCK STORE LLC

THE CAR CABANA OF

THE CAR COMPANY SUZUKI

THE CAR CONNECTION, INC.

THE CAR MAN LLC

THE CAR SHACK

THE CAR SHOPPE LLC

THE KIA STORE

THE LUXURY AUTOHAUS INC.

THE TRUCK LINK, LLC

THOMAS USED CARS, INC.

THOMASVILLE TOYOTA

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THRIFTY OF GRAND RAPIDS

TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC

TINKER BOYD USED CARS

TITAN AUTO SALES

TNT USED AUTO SALES, INC.

TODD WENZEL BUICK PONTIAC GMC

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM KELLEY BUICK GMC PONTIAC

TOM STENHOUWER AUTO SALES INC

TOM TEPE AUTOCENTER INC

TOM WOOD FORD

TOM WOOD NISSAN, INC.

TOMLINSON MOTOR COMPANY OF

TONY BETTEN & SONS FORD

TONY ON WHEELS, INC.

TOP CHOICE AUTO

Exhibit 10.9

DEALER NAME

TOP CHOICE AUTO SALES INC

TOP GUN AUTO SALES LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY SELECT

TOWNE EAST AUTO

TOYOTA OF BEDFORD

TOYOTA OF CINCINNATI CO, INC.

TOYOTA OF GREENVILLE, INC

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF MCDONOUGH

TOYOTA OF WARSAW

TOYOTA SCION NORTH CHARLESTON

TOYOTA WEST/SCION WEST

TRAMWAY MOTOR CARS

TRI-COUNTY CHRYSLER PRODUCTS

TRI-COUNTY MOTORS

TRIMCA MOTORS LLC

TRINITY AUTOMOTIVE

TRIPLE M AUTO CONSULTANTS

TROPICAL AUTO SALES

TROY FORD INC

TRUCK TOWN INC

TRYON AUTO MALL

TWIN CITY CARS INC

U.S. AUTO GROUP, INC.

U-DRIVE AUTO LLC

ULTIMATE AUTO SALES

ULTIMATE MOTOR CARS INC

UNION CITY NISSAN

UNIQUE AUTO SALES

UNIQUE AUTOMOTIVES, LLC

UNIQUES IMPORTS

UNITED AUTO BROKERS

UNITED AUTO SALES

UNITED SALES AND LEASING, INC

UNITY MOTORS, LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY KIA

UNIVERSITY NISSAN

US 1 CHRYSLER DODGE JEEP

US AUTO MART INC

US MOTORS

USA AUTO & LENDING INC

USA MOTORCARS

USED CAR FACTORY INC

DEALER NAME

USED CAR SUPERMARKET

VA CARS INC

VADEN NISSAN, INC.

VADEN VOLKSWAGEN

VALLEY MITSUBISHI

VAN DEVERE, INC

VANGUARD AUTO CENTER INC

VANN YORK NISSAN, INC.

VANN YORK PONTIAC BUICK GMC

VANN YORK PONTIAC, INC.

VANN YORK TOYOTA, INC

VANS AUTO SALES

VANTAGE MOTORS LLC

VARSITY LINCOLN MERCURY

VEHICLES NASHVILLE LLC

VELOCITY MOTORS INC

VENICE NISSAN DODGE, INC

VETERANS FORD

VIC BAILEY LINCOLN MERCURY

VICTORIA MOTORS, LLC

VICTORY CHEVROLET LLC

VICTORY HONDA OF MONROE

VIDALIA FORD LINCOLN MERCURY

VIGA ENTERPRISE INC

VILLAGE AUTOMOTIVE

VINCE WHIBBS PONTIAC-GMC

VININGS ENTERPRISES INC

VIP AUTO ENTERPRISES INC

VIP AUTO GROUP, INC.

VIZION AUTO

VOGUE MOTOR CO INC

WADE FORD INC

WADE RAULERSON BUICK GMC

WALDORF FORD, INC.

WALKER AUTO GROUP

WALKER FORD CO., INC.

WALSH AUTO BODY, INC

WALSH HONDA

WALT SWEENEY FORD, INC

WALTERS AUTO SALES AND RENTALS

WARREN TOYOTA

WARSAW BUICK GMC

WASHINGTON BLVD MOTORS

WAYLAND MOTOR SALES

WAYNE THOMAS CHEVROLET, INC.

WAYNESVILLE AUTO MART

WEINLE AUTO SALES

Exhibit 10.9

DEALER NAME

WEST BROAD HYUNDAI

WEST CLAY MOTOR COMPANY LLC

WEST COAST CAR & TRUCK SALES

WEST END AUTO SALES & SERVICE

WEST MOBILE AUTOMOTIVE

WEST SIDE TOYOTA

WESTMONT MOTORS

WESTSIDE MOTORS

WHEELS & DEALS AUTO SALES

WHEELS MOTOR SALES

WHITEWATER MOTOR COMPANY INC

WHOLESALE AUTO BROKERS, INC.

WHOLESALE DIRECT

WHOLESALE, INC

WILLETT HONDA SOUTH

WILLIAMSBURG CHRY JEEP

WILLS MOTOR SALES

WILLY HEROLD SUBARU

WILSON MOTORS WHOLESALE, INC

WINDSOR AUTO SALES INC

WINTER PARK AUTO EXCHANGE INC

WINTER PARK AUTO MALL CORP

WOMACK AUTO SALES

WOODY SANDER FORD, INC.

WORLD AUTO

WORLD CLASS MOTORS

WORLD CLASS MOTORS LLC

WORLD FORD STONE MOUNTAIN

WORLEY AUTO SALES

WOW CAR COMPANY

WRIGHT’S AUTO SALES

WYRICK AUTO SALES

XL1 MOTORSPORTS, INC

XTRAUTO

YADKIN ROAD AUTO MART

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YM EURO CARS INC

YOUR DEAL AUTOMOTIVE

Z CARS OF OCALA

ZAPPIA MOTORS

ZEIGLER CHEVROLET LLC